

Immunic THERAPEUTICS

Immunic Therapeutics

IMU-838 Phase 2 EMPhASIS Trial in RRMS: Supplemental Data

NASDAQ: IMUX | November 5, 2020

Cautionary Note Regarding Forward-Looking Statements

This presentation contains "forward-looking statements" that involve substantial risks and uncertainties for purposes of the safe harbor within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; the potential for IMU-838 to safely and effectively target and treat relapsing-remitting multiple sclerosis or infections associated with coronavirus disease 2019 (COVID-19); the impact of future preclinical and clinical data on IMU-838 and the Company's other product candidates; the availability or efficacy of Immunic's potential treatment options for patients with relapsing-remitting multiple sclerosis or other conditions, if any, that may be supported by the Company's phase 2 EMPhASIS trial data discussed herein; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Global Select Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's Annual Report on Form 10-K for the year ended December 31, 2019 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2020, filed with the Securities and Exchange Commission ("SEC").

Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward-looking statements except as required by applicable law.

Immunic THERAPEUTICS

Phase 2 Data EMPhASIS Trial

Supplemental Data

Patient Demographics and Baseline Characteristics

Well Balanced Patient Population Across Treatment Groups

		30 mg IMU-838	45 mg IMU-838	Placebo
Race	White	100%	100%	100%
Sex	Male	44%	28%	33%
	Female	56%	72%	67%
Age	Mean (yrs.)	36.8	36.5	37.2
	≤ 40 yrs.	62%	65%	65%
	> 40 yrs.	38%	35%	35%
BMI	Mean (kg/m^2)	23.5	24.8	24.5
	Median (kg/m^2)	22.1	23.9	23.9
EDSS Baseline	Mean	2.7	2.6	2.7
	Median	2.5	2.5	3.0
	≤ 2.5	55%	59%	48%
	> 2.5	45%	41%	52%
Gadolinium Lesions at Baseline	None	55%	48%	48%
	≥1	45%	52%	52%
Field Strength of MRI	1.5 T	92%	96%	97%
	3 T	8%	4%	3%
Prior MS Therapy	No	72%	70%	74%
	Yes	28%	30%	26%
Duration of Disease	≤ 4 yrs.	52%	54%	54%
	> 4 yrs.	48%	46%	46%
Relapses Last 24 Months	< 2	45%	51%	51%
	≥ 2	55%	49%	49%

Liver Events
Liver Enzyme Elevations

Liver Enzyme Elevations	30 mg IMU-838	45 mg IMU-838	Placebo
Number of Patients Evaluated	71	69	69
ALT or AST >5xULN	1 (1.4%)	3 (4.3%)	2 (2.9%)
ALT or AST >10xULN	0 (0%)	1 (1.4%)	1 (1.4%)
ALT or AST >15xULN	0 (0%)	0 (0%)	0 (0%)

Liver enzyme elevations above certain thresholds were as prevalent in placebo as in IMU-838 treatment arms.

Very few cases of increases of alanine aminotransferase (ALT) increases or aspartate aminotransferase (AST) above the different thresholds of upper limit of normal (ULN)

- Such cases are comparable between IMU-838 treatments arms and placebo

Immunic THERAPEUTICS

Liver Investigations
No Generalized Effect on ALT or Total Bilirubin



ALT (GPT) [U/L]
500
450
300
250
200
150
100
50
0
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24



Bilirubin total [mg/dL]
2.5
2.0
1.5
1.0
0.5
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

ALT: alanine aminotransferase

Liver enzymes as well as bilirubin did not show a trend for changes during IMU-838 treatment.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.
If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

Immunic THERAPEUTICS

Hematology Analysis

IMU-838 Does Not Reduce Blood Cell Counts

Absolute Counts (109 Cells/L)	Leukocytes		Lymphocytes		Monocytes	
	30 mg IMU-838	45 mg IMU-838	30 mg IMU-838	45 mg IMU-838	30 mg IMU-838	45 mg IMU-838
Baseline	**6.39 (1.90)**	6.87 (2.05)	**1.89 (0.66)**	1.87 (0.52)	**0.47 (0.14)**	0.51 (0.18)
24 Weeks	**6.56 (2.07)**	6.66 (1.94)	**1.82 (0.68)**	1.70 (0.53)	**0.52 (0.16)**	0.53 (0.15)
Δ	**+0.17 (1.98)**	-0.21 (2.00)	**-0.070 (0.67)**	-0.166 (0.52)	**+0.048 (0.151)**	+0.017 (0.166)


Lymphocytes absolute numbers (*10^9/L)
3
2
1
0
0 1 6 12 18 24
0 1 6 12 18 24
0 1 6 12 18 24
Weeks of treatment
Placebo
30 mg IMU-838
45 mg IMU-838

IMU-838 does not affect the general immune cell populations in MS patients.

The mode of action of DHODH inhibitors in MS is likely due to an effect on metabolically active cells instead of downregulating peripheral immune cell counts.

Hematology Analysis

No Generalized Effect on Neutrophils or Leucocytes Count



Neutrophils abs. [10E9/L]
15.0
12.5
10.0
7.5
5.0
2.5
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24



Leucocytes [10E9/L]
20
15
10
5
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

IMU-838 treatment does not have a generalized effect on hematology laboratory values, as exemplified by neutrophils and leukocytes.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.
If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

Hy's Law Assessment for Drug-Induced Liver Injury

No Hy's Law Cases for Either ALT or AST



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
Peak ALT [xULN]
10
1
0.1
0.01



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo
Peak BILI [xULN]
Peak AST [xULN]
10
1
0.1
0.01

There are no Hy's Law cases with concurrent increases of ALT/AST and BILI, even in the entire IMU-838 development program.

ALT: alanine aminotransferase; AST: aspartate aminotransferase; BILI: total bilirubin
The peak AST/ALT and peak total Bilirubin (BILI) values are calculated from Day 7 to Week 24 and are normalized by ULN (upper limit normal).
The X- and Y-axis are on log scale.

Absence of Hepatotoxicity Signals

Hy's Law Assessment for Drug-Induced Liver Injury

Absence of Hepatotoxicity Signals and Other Relevant Adverse Events Leading to Discontinuations Differentiates Against Other Available Oral RRMS Medications.

Hy's Law Assessment (ALT)



Hyperbilirubinemia
Hy's Law Range
2xULN
Normal range
3xULN
Peak BILI [xULN]
Peak ALT [xULN]
10
1
0.1
0.01
0.01
0.1
1
10
Treatment group
45 mg IMU-838
30 mg IMU-838
Placebo

Liver Enzyme Elevations

	IMU-838 (30 mg and 45 mg pooled)	Placebo
Number of Patients	140	69
ALT or AST >5xULN	4 (2.9%)	2 (2.9%)
ALT or AST >10xULN	1 (0.7%)	1 (1.4%)
ALT or AST >15xULN	0 (0%)	0 (0%)

No signal for hepatoxicity has been observed anywhere in the entire IMU-838 development program, including in the EMPhASIS trial.

ALT: alanine aminotransferase

Urine Sediment Analysis

No Generalized Effect Regarding Hematuria



100
95
50
45
40
35
30
25
20
15
10
5
0
U-Erythrocytes quan.[/HPF]
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

There is no trend for increased hematuria (as measured by urine sediment) during IMU-838 treatment versus placebo.

The bottom and top edges of the box indicate the interquartile range (IQR; range of values between the first and third quartile). The mean value is indicated by a marker inside the box, the median value by a line. Endpoints of whiskers display minimum and maximum without any outliers. Circles show outliers which are 1.5*IQR beyond the bottom and top edges of the box.
If for a clinical laboratory value no exact numerical value is given (as value is e.g. below the lower limit of quantification [e.g. < 0.5]), the value without sign [e.g. 0.5] was used for boxplots.

Serum Uric Acid

No Generalized Change from Baseline



Uric acid [mg/dL]
8
6
4
2
30 mg IMU-838
45 mg IMU-838
Placebo
Treatment group
Visit
Day 0
Day 7
Week 6
Week 12
Week 18
Week 24

There is no generalized effect on serum uric acid during IMU-838 treatment.

Immunic THERAPEUTICS

Immunic, Inc.

1200 Avenue of the Americas, Suite 200
New York, NY 10036, USA

www.imux.com



Jessica Breu

Head of IR & Communications

Phone: +49 89 2080 477 09

Email: ir@imux.com